Exhibit 99.4

ARMADA HOFFLER PROPERTIES, INC.

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

On January 14, 2016, a wholly owned subsidiary of Armada Hoffler Properties, Inc. (the “Company”) completed the previously announced acquisition of a portfolio of 11 retail properties aggregating 1.1 million square feet (the “Retail Portfolio”) for a total purchase price of $170.5 million in cash. The Company funded the acquisition of the Retail Portfolio with the net proceeds from the sale of the Richmond Tower office building, which closed on January 8, 2016, the sale of the Oceaneering office building, which closed on October 30, 2015, and borrowings under the Company’s unsecured credit facility. On December 9, 2015, the Company completed an underwritten public offering of 3.5 million shares of common stock (the “Offering”). The net proceeds to the Company from the Offering after deducting the underwriting discount and related offering costs were $35.1 million, of which the Company used $34.0 million to repay amounts borrowed under its unsecured credit facility.

On April 29, 2016, the Company completed the previously announced acquisition of Southgate Square, a retail center located in Colonial Heights, Virginia for total consideration of $39.5 million, consisting of the assumption of $21.1 million of debt and the issuance of 1,575,185 Class A units of limited partnership interest (“Class A Units”) in Armada Hoffler, L.P., the Company's operating partnership.

On August 4, 2016, the Company completed the previously announced acquisition of Southshore Shops, a retail center located in Midlothian, Virginia for total consideration of $9.3 million, consisting of $6.7 million of cash and the issuance of 189,160 Class A Units.

The accompanying unaudited pro forma consolidated financial statements of the Company have been prepared to reflect the impacts of the acquisitions of the Retail Portfolio, Southgate Square and Southshore Shops, the sales of the Richmond Tower and Oceaneering office buildings and the Offering on the Company’s historical consolidated financial statements.

The unaudited pro forma consolidated balance sheet as of June 30, 2016 is based on the Company’s historical consolidated balance sheet as of the same date and gives effect to the acquisition of Southshore Shops as if it had occurred on June 30, 2016. The unaudited pro forma consolidated statements of operations for the six months ended June 30, 2016 and the year ended December 31, 2015 are based on the historical consolidated statements of operations of the Company for the same periods and give effect to the acquisitions of the Retail Portfolio, Southgate Square and Southshore Shops, the sales of the Richmond Tower and Oceaneering office buildings and the Offering as if each had occurred on January 1, 2015. The Company has based the unaudited pro forma adjustments on available information and assumptions that the Company believes are reasonable.

The accompanying unaudited pro forma consolidated financial information is presented for illustrative purposes only and is not necessarily indicative of what the Company’s actual financial condition or results of operations would have been had the acquisitions of the Retail Portfolio, Southgate Square and Southshore Shops, the sales of the Richmond Tower and Oceaneering office buildings and the Offering been completed on the dates indicated, nor does it purport to be indicative of the Company’s financial condition as of any future date or the Company’s results of operations for any future period.

The accompanying unaudited pro forma consolidated financial statements and notes thereto should be read in conjunction with the consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2016 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

ARMADA HOFFLER PROPERTIES, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
(In thousands, except par value and share data)
(Unaudited)

	Historical	Southshore		Pro Forma
	June 30, 2016	Shops		June 30, 2016
ASSETS
Real estate investments:
Income producing property	$752,783	$8,279	(a)	$761,062
Held for development	2,032	—		2,032
Construction in progress	79,258	—		79,258
	834,073	8,279		842,352
Accumulated depreciation	(127,337)	—		(127,337)
Net real estate investments	706,736	8,279		715,015
Real estate investments held for sale	5,829	—		5,829
Cash and cash equivalents	19,984	(6,717)	(b)	13,267
Restricted cash	3,158	—		3,158
Accounts receivable, net	14,366	—		14,366
Notes receivable	39,311	—		39,311
Construction receivables, including retentions	31,277	—		31,277
Construction contract costs and estimated earnings in excess of billings	1,756	—		1,756
Other assets	72,055	1,260	(a)	73,315
Total Assets	$894,472	$2,822		$897,294
LIABILITIES AND EQUITY
Indebtedness, net	$501,940	—		$501,940
Debt secured by real estate investments held for sale	6,380	—		6,380
Accounts payable and accrued liabilities	6,379	—		6,379
Construction payables, including retentions	49,203	—		49,203
Billings in excess of construction contract costs and estimated earnings	2,893	—		2,893
Other liabilities	38,935	231	(c)	39,166
Total Liabilities	605,730	231		605,961
Stockholders' equity:
Common stock, $0.01 par value, 500,000,000 shares authorized, 32,825,063 shares issued and outstanding	328	—		328
Additional paid-in capital	133,915	—		133,915
Distributions in excess of earnings	(45,114)	(37)	(d)	(45,151)
Total stockholders' equity	89,129	(37)		89,092
Noncontrolling interests	199,613	2,628	(e)	202,241
Total Equity	288,742	2,591		291,333
Total Liabilities and Equity	$894,472	$2,822		$897,294
See accompanying notes to unaudited pro forma consolidated financial statements.

ARMADA HOFFLER PROPERTIES, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

				Acquisitions
	Historical Six Months Ended June 30, 2016	Richmond Tower Disposition		Retail Portfolio		Southgate Square		Southshore Shops		Pro Forma Six Months Ended June 30, 2016
Revenues
Rental revenues	$47,534	$(156)	(f)	$447	(g)	$924	(j)	$449	(k)	$49,198
General contracting and real estate services revenues	70,003	—		—		—		—		70,003
Total revenues	117,537	(156)		447		924		449		119,201
Expenses
Rental expenses	10,400	(30)	(f)	72	(g)	101	(j)	65	(k)	10,608
Real estate taxes	4,731	(14)	(f)	62	(g)	73	(j)	37	(k)	4,889
General contracting and real estate services expenses	67,062	—		—		—		—		67,062
Depreciation and amortization	16,751	—		356	(g)	560	(j)	197	(k)	17,864
General and administrative expenses	4,708	—		—		—		—		4,708
Acquisition, development and other pursuit costs	1,141	—		(671)	(h)	(346)	(h)	(17)	(h)	107
Impairment charges	35	—		—		—		—		35
Total expenses	104,828	(44)		(181)		388		282		105,273
Operating income (loss)	12,709	(112)		628		536		167		13,928
Interest income	904	—		—		—		—		904
Interest expense	(7,769)	—		(63)	(i)	(171)	(j)	—		(8,003)
Gain on real estate dispositions	26,687	(26,244)	(f)	—		—		—		443
Change in fair value of interest rate derivatives	(2,762)	—		—		—		—		(2,762)
Other income	119	—		—		—		—		119
Income before taxes	29,888	(26,356)		565		365		167		4,629
Income tax provision	(224)	—		—		—		—		(224)
Net income	29,664	(26,356)		565		365		167		4,405
Net income attributable to noncontrolling interests	(10,260)									(1,607)
Net income attributable to stockholders	$19,404									$2,798
Net income per share and unit:
Basic and diluted	$0.62									$0.09
Weighted average outstanding:
Common shares	30,964									30,964
Operating partnership units	16,570									17,789	(l)
Basic and diluted	47,534									48,753
See accompanying notes to unaudited pro forma consolidated financial statements.

ARMADA HOFFLER PROPERTIES, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

		Dispositions				Acquisitions
	Historical Year Ended December 31, 2015	Richmond Tower		Oceaneering		Retail Portfolio		Southgate Square		Southshore Shops		Pro Forma Year Ended December 31, 2015
Revenues
Rental revenues	$81,172	$(8,611)	(f)	$(1,661)	(m)	$16,601	(n)	$2,882	(j)	$833	(k)	$91,216
General contracting and real estate services revenues	171,268	—		—		—		—		—		171,268
Total revenues	252,440	(8,611)		(1,661)		16,601		2,882		833		262,484
Expenses
Rental expenses	19,204	(1,148)	(f)	(72)	(m)	2,965	(n)	290	(j)	126	(k)	21,365
Real estate taxes	7,782	(685)	(f)	(117)	(m)	1,840	(n)	284	(j)	74	(k)	9,178
General contracting and real estate services expenses	165,344	—		—		—		—		—		165,344
Depreciation and amortization	23,153	(1,584)	(f)	(678)	(m)	8,466	(n)	1,680	(j)	393	(k)	31,430
General and administrative expenses	8,397	(4)	(f)	(4)	(m)	—		—		—		8,389
Acquisition, development and other pursuit costs	1,935	—		—		(402)	(h)	—		—		1,533
Impairment charges	41	—		—		—		—		—		41
Total expenses	225,856	(3,421)		(871)		12,869		2,254		593		237,280
Operating income	26,584	(5,190)		(790)		3,732		628		240		25,204
Interest income	126	—		—		—		—		—		126
Interest expense	(13,333)	—		259	(m)	(956)	(i)	(463)	(j)	—		(14,493)
Loss on extinguishment of debt	(512)	—		102	(m)	—		—		—		(410)
Gain on real estate dispositions	18,394	—		(4,987)	(m)	—		—		—		13,407
Change in fair value of interest rate derivatives	(229)	—		—		—		—		—		(229)
Other income	119	—		—		—		—		—		119
Income before taxes	31,149	(5,190)		(5,416)		2,776		165		240		23,724
Income tax benefit	34	—		—		—		—		—		34
Net income	31,183	(5,190)		(5,416)		2,776		165		240		23,758
Net income attributable to noncontrolling interests	(11,541)											(8,780)
Net income attributable to stockholders	$19,642											$14,978
Net income per share and unit:
Basic and diluted	$0.75											$0.51
Weighted average outstanding:
Common shares	26,006											29,239	(o)
Operating partnership units	15,377											17,141	(l)
Basic and diluted	41,383											46,380
See accompanying notes to unaudited pro forma consolidated financial statements.

ARMADA HOFFLER PROPERTIES, INC.
Notes to Pro Forma Consolidated Financial Statements
(In thousands)
(Unaudited)

1.	Preliminary Purchase Price Allocation

The following table summarizes the estimated acquisition date fair values of the assets acquired and liabilities assumed of Southshore Shops:

Land	$1,770
Site improvements	490
Buildings and improvements	6,019
In-place leases	1,140
Above-market leases	120
Below-market leases	(190)
Net assets acquired	$9,349

The preceding represents the Company’s preliminary allocation of the purchase price of Southshore Shops. The Company is in the process of completing the allocation of the purchase price of Southshore Shops, which the Company expects to complete later this year. The final allocation of the purchase price of Southshore Shops will be based on the Company’s assessment of the fair value of the acquired assets and liabilities assumed. The Company’s final purchase price allocation could differ materially from that presented herein.

2.	Pro Forma Adjustments

(a)	Represents the acquired assets of Southshore Shops as described in Note 1.

(b)	Represents the cash paid as partial consideration to acquire Southshore Shops.

(c)	Represents the identified intangible liabilities of Southshore Shops as described in Note 1, as well as tenant security deposits.

(d)	Represents the attribution to stockholders of acquisition costs directly related to Southshore Shops.

(e)
Represents the fair value of the 189,160 Class A Units issued as partial consideration to acquire Southshore Shops and the attribution to noncontrolling interests of acquisition costs directly related to Southshore Shops.

(f)	Represents the elimination of the revenues, expenses, gains and losses directly attributable to the Richmond Tower office building.

(g)	Reflects the estimated revenues and expenses directly attributable to the acquired Retail Portfolio for the period January 1, 2016 through January 13, 2016.

(h)	Represents the acquisition costs recognized in the historical consolidated financial statements.

(i)	Reflects the estimated interest expense on the net borrowings under the Company’s unsecured credit facility to partially fund the acquisition of the Retail Portfolio.

(j)
Represents the historical operations of Southgate Square as presented in the accompanying statements of revenues and certain operating expenses and reflects estimated amortization of above (below) market leases, depreciation of real estate assets, amortization of in-place lease assets and interest expense on assumed debt. The interim pro forma statement of operations also reflects the estimated revenues and expenses directly attributable to Southgate Square for the period April 1, 2016 through April 28, 2016.

(k)
Represents the historical operations of Southshore Shops as presented in the accompanying statements of revenues and certain operating expenses and reflects estimated amortization of above (below) market leases, depreciation of real estate assets and amortization of in-place lease assets.

(l)	Reflects the Class A Units issued in connection with the acquisitions of Southgate Square and Southshore Shops.

(m)	Represents the elimination of the revenues, expenses, gains and losses directly attributable to the Oceaneering office building.

(n)
Represents the historical operations of Retail Portfolio as presented in the accompanying statement of revenues and certain operating expenses and reflects estimated amortization of above (below) market leases, depreciation of real estate assets and amortization of in-place lease assets.

(o)	Reflects the shares of common stock issued in the Offering.